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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint Candace S. Cummings, Robert K. Shearer, and Mackey J. McDonald, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) for the fiscal year of V.F. Corporation ended January 3, 2004, to be filed with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 10th day of February, 2004.

                                       V.F. CORPORATION

ATTEST:

                                       By: /s/ Mackey J. McDonald
                                          --------------------------------------
/s/ Candace S. Cummings                   Mackey J. McDonald
----------------------------------        Chairman of the Board, President
Candace S. Cummings                       and Chief Executive Officer
Secretary

Principal Executive Officer:              Principal Financial Officer:

/s/ Mackey J. McDonald                    /s/ Robert K. Shearer
----------------------------------        --------------------------------------
Mackey J. McDonald                        Robert K. Shearer
Chairman of the Board, President          Vice President-Finance and
and Chief Executive Officer               Chief Financial Officer

/s/ Edward E. Crutchfield                 /s/ Robert J. Hurst
----------------------------------        --------------------------------------
Edward E. Crutchfield, Director           Robert J. Hurst, Director

/s/ Juan Ernesto de Bedout                /s/ W. Alan McCollough
----------------------------------        --------------------------------------
Juan Ernesto de Bedout, Director          W. Alan McCollough, Director

/s/ Ursula F. Fairbairn                   /s/ Mackey J. McDonald
----------------------------------        --------------------------------------
Ursula F. Fairbairn, Director             Mackey J. McDonald, Director

/s/ Barbara S. Feigin                     /s/ Clarence Otis, Jr.
----------------------------------        --------------------------------------
Barbara S. Feigin, Director               Clarence Otis, Jr., Director

/s/ George Fellows                        /s/ M. Rust Sharp
----------------------------------        --------------------------------------
George Fellows, Director                  M. Rust Sharp, Director

/s/ Daniel R. Hesse                       /s/ Raymond G. Viault
----------------------------------        --------------------------------------
Daniel R. Hesse, Director                 Raymond G. Viault, Director